UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

DIAMEDICA THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)
British Columbia, Canada	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 Carlson Parkway, Suite 210 Minneapolis, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

(763) 496-5454
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01          Regulation FD Disclosure.

On June 21, 2023, DiaMedica Therapeutics Inc. (the “Company”) made available an investor presentation in connection with its announcement that the U.S. Food and Drug Administration (the “FDA”) has removed the clinical hold placed on the investigational new drug application for the Company’s ReMEDy2 phase 2/3 clinical trial studying DM199 in the treatment of acute ischemic stroke (the “Investor Presentation”). The Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of this Item 7.01.

Representatives of the Company intend to use the Investor Presentation in connection with presentations at investor conferences, meetings and in other forums. The Company intends to disclose the information contained in the Investor Presentation, in whole or in part, and with updates and possibly modifications, in connection with presentations to investors, analysts and others and on its corporate website.

The information contained in this Current Report on Form 8-K and the exhibit hereto is summary information that is intended to be considered in the context of the Company’s United States Securities and Exchange Commission (the “SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report and the exhibit hereto, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information contained in this report, including the exhibit hereto.

The information contained in this report and the exhibit hereto shall not be deemed to be "filed" with the SEC for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed by the Company under the United States Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation issued by DiaMedica Therapeutics Inc. on June 21, 2023 (furnished herewith)
104	The Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Date: June 21, 2023